RockCreek™ Pharmaceuticals, Inc.

June 30, 2014



Forward Looking Statements

Certain statements that will be made during this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects" and similar expressions. These statements are based upon the current beliefs and expectations of our company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, but not limited to, results of clinical trials and/or other studies, the challenges inherent in new product development initiatives, including the continued development, market and regulatory acceptance of our dietary supplement products, the effect of any competitive products, our ability to license and protect our intellectual property, our ability to raise additional capital in the future that is necessary to maintain our business, changes in government policy and/or regulation, potential litigation by or against us, any governmental review of our products or practices and the outcome of the ongoing investigations as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 17, 2014., We undertake no duty to update any forward-looking statement or any information contained in this presentation or in other public disclosures at any time.

Rock Creek Pharmaceuticals Development

Drug development company exploiting the anti-inflammatory and anti-addictive properties of new chemical entities derived from naturally occurring alkaloids.

- Peer-reviewed scientific foundations
- Continued research on efficacy and tolerability.
- Large Pre-IND human dat seta
- Initiating drug approval regulatory pathway



Human Diseases of Inflammation


Cancer
Pulmonary disease
Cardiovascular diseases
Neurological diseases
Inflammation
Inflammatory Bowel Disease
Autoimmune diseases
Arthritis
Diabetes II

Anatabine

- A minor alkaloid
- Found in the solanaceae plant family (potato, pepper, eggplant, tomato), as well as tobacco and nightshade
- A cholinergic agonist



N
N
H




Anatabine Science

Anatabine: Reduces inflammatory molecules (iNOS, TNF-α, Cox2, IL-1b, etc.) via reduced gene expression, thus being a potential therapy for inflammatory and immunological diseases.

Anatabine Attributes:

- Small Molecule
- Cholinergic Receptor Activation
- Excellent Bioavailability
- Crosses the blood brain barrier
- Exhibits anti-inflammatory pharmacological characteristics


N
N
H



RockCreek Pharmaceuticals, Inc.

Comparison of chemical structures of Anatabine and Nicotine


N
N
CH3
H
N
HN

(S)-3-(1-Methyl-2-pyrrolidinyl)pyridine
(-)-Nicotine

(S)-1,2,3,6-Tetrahydro-2,3'-bipyridine
(-)-Anatabine



Anatabine Nicotine

RockCreek Pharmaceuticals, Inc.

Comparison: Nicotine to Anatabine


H
N
N
CH_3

Nicotine


N
N
H

Anatabine

- **Nicotine**, exerts anti-inflammatory effects in multiple cell types and has been shown to benefit various disorders in which inflammation is implicated. Nicotine has a short half life, is toxic (high doses) and most importantly, is **addictive**.

✓Anatabine has a longer half life, and most importantly, IS **NOT ADDICTIVE** according to animal models of addiction



Acetylcholine
Anatabine
Overlay

Pentameric Acetylcholine Receptor



Pentamer nAChR top view (extracellular domain)



Pentamer nAChR side view

ElectroStatic Ribbon Model



Acetylcholine Binding at the interface of α7-nAChR



Anatabine Binding at the interface of α7-nAChR


Acetylcholine Receptor Activation
Extracellular
Intracellular
Acetylcholine
Sodium ion
Cellular function

Nuclear Factor Kappa B (NF-κB)

- NF-κB is a protein complex that controls the transcription of DNA.
- NF-κB is found in almost all animal cell types and is involved in cellular responses to external stimuli.
- NF-κB plays a key role in regulating cellular response to inflammation.
- Specifically, NF-κB controls inflammatory molecule production.
- Chronic NF-κB activation is associated with chronic inflammatory conditions, therefore reducing NF-kB activity is a therapeutic approach in these conditions.



RockCreek Pharmaceuticals, Inc.

NF-kb Signaling pathways:



Inflammation
Immunity
Cancer
Learning Memory
signals
receptor
receptor
proteasome degradation
IκBα
IκBα
IκBα
IKK
RelA
p50
RelA
p50
RelA
p50
nuclear pore
changed cell function
protein
mRNA
ribosome
cytoplasm
coactivator
RNA polymerase
mRNA
nuclear envelope
nuclear DNA
RE
target gene
cell membrane

RockCreek Pharmaceuticals, Inc.

Functional Receptor Binding Summary

nACh Channel	Anatabine Activity	Potency relative to Nicotine	Function
α4β2	Full Agonist	<< less (200-fold)	Addiction
α3β4	Partial Agonist	< less	?
α7	Full Agonist	≈	Anti-inflammatory

RockCreek Pharmaceuticals, Inc.

Anatabine: Widespread Anti-inflammatory Properties in pre-clinical models

- Suppresses brain inflammation and A-Beta accumulation in animal models of Alzheimer's
- Reduces the antibody response in animal models of Auto-Immune Thyroiditis
- Significantly reduces neurological disability, improves motor coordination and inhibits demyelination of the spinal cord in animal models of Multiple Sclerosis.
- Suppresses NF-kB in vitro and in vivo models



N
N
H

Peer Reviewed Published Studies

Anatabine Lowers Alzheimer's Aβ Production in vitro and in vivo

- Publication: European Journal of Pharmacology, Sept 2011
- This peer-reviewed article explores the in vitro and in vivo activity of anatabine in Alzheimer's disease. It states that anatabine lowers Alzheimer's A-beta production in vitro and in vivo.

Anti-inflammatory Activity of Anatabine via Inhibition of STAT3 Phosphorylation

- Publication: European Journal of Pharmacology, Nov 2012
- In a series of studies, researchers demonstrated that anatabine can suppress brain inflammation in animal models of Alzheimer's disease, inflammation in the blood in mice, and inflammation induced in human blood once removed from the body. This peer-reviewed data supporting the view that anatabine has widespread anti-inflammatory properties.

Anatabine Ameliorates Experimental Autoimmune Thyroiditis

- Publication: Endocrinology, July 2012
- A pre-clinical investigator-initiated and independently funded study from Johns Hopkins University researchers examined the effect of anatabine supplementation in a mouse model of autoimmune thyroiditis. Endocrinology.
- Anatabine reduced the antibody response to thyroglobulin on d 14 ($P = 0.029$) and d 21 ($P = 0.045$) after immunization and improved the recovery of thyroid function on d 21 ($P = 0.049$).

Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine

- Publication: PLOS ONE, Jan 2013
- This study evaluated the effects of anatabine on the development of a standard mouse model of multiple sclerosis (MS) known as experimental autoimmune encephalomyelitis (EAE). Results showed that orally administered anatabine significantly reduced neurological disability and improved motor coordination of EAE mice; suppressed the production of several pro-inflammatory molecules (cytokines) in the blood and in the spleen of the mice; suppressed STAT3 and NF-kB activation in the spleen and the brain; and reduced the infiltration of inflammatory cells in the brain, and significantly prevented demyelination in the spinal cord of the EAE mice.

Anatabine dose dependently lowers NF-κB activity in vivo

(Control, TNFα and TNFα + Anatabine)


NFkB Luciferase (% of TNFα)
120
90
60
30
0
Control
TNFα20ng/ml
+A-bine10μg/ml
+A-bine100μg/ml
+A-bine200μg/ml
+A-bine400μg/ml
+A-bine500μg/ml
+A-bine600μg/ml
+A-bine700μg/ml
+A-bine800μg/ml

RockCreek Pharmaceuticals, Inc.

Effects of Anatabine on Acute Brain Inflammation Study Design:


Water or Anatabine ip injection
TNF-α intracranial injection
NF-κB activation
5 min
10 min

RockCreek Pharmaceuticals, Inc.

Anatabine Inhibits Brain NFκB Activation


NF-kB levels
1.1000
0.8250
0.5500
0.2750
0.0000
TNFα
TNFα+Anatabine 2mg/Kg

Experimental Autoimmune Encephalomyelitis

On day 1, 10 Week-old C57Bl6/J Female mice were immunized with 300 µg of murine MOG35-55 (myelin oligodendrocyte glycoprotein).

Mice were immediately and at 48 hrs injected IP with 300µg of Pertussis toxin.

Mice were randomized in a placebo group (n=15) receiving regular drinking water and an Anatabine group (n=15) receiving 20 mg/Kg of anatabine diluted in their drinking water.

Mice were evaluated for clinical signs daily (0= no clinical sign; 1= tail paresis; 2= paresis of one hind limb; 3= paresis of two hind limbs; 4= moribund; 5= death).

Incidence of hind limb paralysis in Placebo or Anatabine treated EAE mice



Incidence of Hind Limb Paresis
70
52.5
35
17.5
0
0
2
4
6
8
10
12
14
16
18
Day After MOG Vaccination
Placebo (n=15)
Anatabine (n=15)


Control
EAE Placebo
EAE Anatabine
Average Luxol Blue Burden (%)
100
90
80
70
60
50
40
P<0.001
P<0.001
Control (n=6)
EAE Placebo (n=15)
EAE Anatabine (n=14)

Reduced nerve damage in Anatabine treated EAE mouse Spinal Cord

Anatabine inhibits Inflammatory Cytokines in Blood of EAE mice



Serum cytokines (% of control)
400
300
200
100
0
IL-1ß
IL-6
IL-17A
Control
EAE Placebo
EAE Anatabine

RockCreek
Pharmaceuticals, Inc.

Normalization of Inflammatory Spleen Cytokines in EAE mice by Anatabine



Spleen Cytokine (% of control)
500
375
250
125
0
IFNγ
IL-1ß
IL-6
TNF-α
Control
EAE Placebo
EAE RCP006

RockCreek Pharmaceuticals, Inc.

Proposed Common Mechanism(s) of Action of Anatabine across different CNS (and non-CNS) conditions

Activation of alpha 7 nAchR on microglia (macrophage, monocytes, B-cells, T-cells)

↓

Suppression of inflammatory activity (via ⬇NF-kB)

↓

reduced inflammatory cytokine release → reduced tissue damage → reduced brain (organ) dysfunction

RockCreek Pharmaceuticals, Inc.

Safety Profile

- Preclinical safety, toxicity, genotoxicity, teratogenicity evaluations.

- 90 Day repeat-dose toxicity, rat studies

- Early, Multiple Human Studies (> 800 dosed w/ anatabine formulations)
  - Tobacco Craving/Nicotine withdrawal
  - Hashimoto's Thyroiditis
  - Inflammatory Markers, C-Reactive Protein (CRP)

- Anatabine derivative nutritional supplements have been on the US/Intl. market for close to 4 years with over 90mn tablets circulated.



RockCreek Pharmaceuticals, Inc.

Human studies

- Pharmacokinetics
- Safety, Tolerability
- Nicotine Craving
- Alzheimer's Disease
- Hashimoto's Thyroiditis
- C-reactive protein
- Internet-based joint pain questionnaire



RockCreek Pharmaceuticals, Inc.

Auto-Immune Thyroiditis Human Trial

- Evaluating the Dietary Supplement, Anatabloc, in Human Thyroid Health,
  - ★ Primary Outcome: Safety and Tolerability
  - ★ Secondary Outcome: Anti-thyroid auto-antibodies, thyroid structure, and thyroid function
- Enrollment 165 people: 5-visits, 12-week, double-blind, randomized, placebo-controlled, parallel-group study.



Hashimoto's thyroiditis cytology showing lymphocytes and Hurthle cell metaplasia

RockCreek Pharmaceuticals, Inc.

Published Human Results

Journal for Clinical Endocrinology and Metabolism, Oct 31, 2013

• *"Anatabine supplementation decreases thyroglobulin antibodies in patients with chronic lymphocytic autoimmune (Hashimoto's) thyroiditis: A randomized controlled clinical trial"* (Schmeltz, Blevins, Aronoff, Ozer, Leffert, Goldberg, Horowitz, Bertenshaw, Troy, Cohen, Lanier & Wright)

- Anatabine ameliorates the immune system's targeting of the thyroid gland in auto-immune thyroiditis as shown by:
- Declines in anti-thyrogobulin antibody levels were statistically significant between treatment group as compared to placebo group

RockCreek Pharmaceuticals, Inc.

Reduced Anti-thyroglobulin antibodies in Anatabine treated Thyroiditis patients



Thyroglobulin antibodies (absolute change over baseline)
20
0
-20
-40
-60
p= 0.027
0
4
8
12
Weeks of treatment



% of patients with >20% decrease in TgAb
100
80
60
40
20
0
Placebo
Anatabine
p= 0.643
p= 0.313
p= 0.023
4
8
12
Weeks of treatment

Joint pain questionnaire of Anatabine dietary supplement users

706 invitees *(ordering monthly Anatabloc®)*

↓

282 (40%) respondents *(selection bias)*

↓

232 (82%) claiming benefit for joint pain

Male, Caucasian, ~60 yrs

Knees, Shoulder, Back, Wrists/Hands/Fingers

50% > 7yrs duration

Clinical Medicine Insights: Arthritis and Musculoskeletal Disorders (Libertas Academia) June 2013
Effects of Dietary Supplementation with the Solanaceae Plant Alkaloid Anatabine on Joint Pain and Stiffness: Results from an Internet-Based Survey Study; Lanier, Gibson, Cohen and Varga

Anatabine Summary

- Pharmacologically active alkaloid
- Cholinergic agonist at therapeutically relevant receptors
- Preclinical data consistent with anti-inflammatory activity
- "Clinical" data with dietary supplement suggests beneficial effects in joint pain and auto-immune thyroiditis
- Well tolerated as dietary supplement by several hundred thousand users



Potential Clinical targets for Anatabine (and related compounds)

• Arthritic Conditions	(Osteoarthritic Pain)
• Inflammatory Bowel Disorders	(Ulcerative Colitis)
• Auto-immune disorders	(Thyroiditis)
• CNS	(Alzheimer's Disease) (Multiple Sclerosis) (Nicotine Addiction)
• Dermatology	(Psoriasis)

Pipeline

Completed extensive in vitro and in vivo toxicological and pharmacological research on our lead drug candidate. Poised to begin our first Phase 1 clinical trials in 2014.

Candidate Chart



THERAPEUTIC AREA
Discovery
Pre-Clinical
Phase 1
Phase 2
Phase 3
Pivotal Approved
OSTEOARTHRITIS
UCLERATIVE COLITIS
PSORIASIS
SMOKING CESSATION
HASHIMOTO'S THYROIDITIS

Intellectual Property

- Issued US patents:

  Anatabine Citrate - Novel Compound
  - US Patent: 8,577,999 (Oct 2013)

  Anatabine: Method of Synthesis
  - US Patent: 8207346 (June 2012)

  Anatabine/Yerbe Mate: Use Patent for Weight Loss and Tobacco Craving
  - US Patent: 8241680 (Aug 2012)

- Pending foreign patents for the same

- Also pending US and foreign patents for use of Anatabine, its isomers and derivatives for inflammatory conditions

ANTI-INFLAMMATORY MARKET OPPORTUNITY

- U.S. non steroidal anti-inflammatory market is approximately $15 Billion
- Rheumatoid Arthritis market is approximately $8 Billion
- Global Osteoarthritis (OA) therapeutics market is expected to grow at a rate of 8.7% annually for the next seven years to reach $9.6 billion by 2017. It was valued at $4.9 billion in 2009.*
- Inflammatory Bowel Disease market is approximately $4Billion



16
12
8
4
0
$4B
$7B
$8B
$15B
IBS
OA
RA
NSAID Market

NSAID anti-inflammatory drugs account for more adverse drug reactions and deaths than any other class of drug.

* Research and Markets: Osteoarthritis - Pipeline Assessment and Market Forecasts to 2017

Financials

Rock Creek Pharmaceuticals, Inc. (Formerly Star Scientific, Inc.)

	Three Months Ended March 31,	
	2014 (Unaudited)	2013 (Unaudited)
Net sales	$ 1,123	$ 2,507
Less:		
Product cost of goods sold	457	1,385
Gross profit	666	1,122
Operating expenses:		
Sales and marketing	825	3,149
General and administrative	8,949	4,797
Research and development	715	1,397
Total operating expenses	10,489	9,343
Operating loss from operations	(9,823)	(8,221)
Other income (expense), net	(7)	(2)
Loss from operations before income taxes	(9,830)	(8,223)
Income tax benefit (expense)	-	-
Net loss	$ (9,830)	$ (8,223)
Net loss (basic and diluted) per common share	$ (0.06)	$ (0.05)
Weighted average shares outstanding, basic and diluted	174,317,653	166,485,724

See notes to condensed consolidated financial statements.

RockCreek Pharmaceuticals, Inc.

Financials

The company reported net sales of $1.1 million for the quarter ended March 31, 2014, compared with $2.5 million for the same period in 2013. (Sales were entirely from nutritional supplement, with the 56% decrease attributable to reduced marketing expenditures resulting in decreased sales volume)

The company also reported positive gross profits of $0.7 million for first-quarter 2014, compared to a gross profit of $1.1 million for the same period in 2013.

The company had a net loss of approximately $10.3 million for the three months ended March 31, 2014 compared to a net loss of approximately $8.2 million for the same period in 2013. The increase in net loss for was primarily due to increases in stock based compensation costs offset by lower sales and marketing expenses.

Sales and marketing expenses were approximately $0.8 million for the three months ended March 31, 2014, a decrease of approximately $2.3 million, or 74.2%, from approximately $3.1 million for the same period in 2013.

We continue to focus and execute on previously disclosed initiatives, including the planned office consolidation, personnel and expense reductions, a realignment of third party resources and an overall change of corporate culture.

March 2014 Financing

- **Financing Package**
  - Sale of common stock for $5.1 million
  - Warrant exercise for $4.2 million
  - $5.8 Million credit facility

- **Use of Funding**
  - Support the IND/CTA applications
  - Phase 1 clinical trials
  - Support corporate transition plan



Management

- Dr. Michael Mullan, MD, Phd., Chairman and Chief Executive Officer
  - Recognized authority on Alzheimer's disease and related disorders.
  - Trained as a physician. Medical degree and PhD in molecular genetics, from London University.
  - Inventor on the patents covering the first genetic mutations linked to familial Alzheimer's disease.
  - Has authored and co-authored over 200 papers on Alzheimer's disease and related disorders.
  - He is also currently CEO of The Roskamp Institute, which is a non-profit research organization, funded by multiple agencies, including the NIH and the Department of Defense.
  - "Top 100 Cited Alzheimer Investigators"

- Dr. Christopher C. Chapman, MD. President
  - Chairman, Chapman Pharmaceutical Consulting, Inc.
  - Senior Director of Medical Affairs with Quintiles/BRI, 1995-2000. Oversight responsibility for the support of new drug applications (NDA), clinical studies and device submissions to the FDA for approval.
  - From 1992-1994, Medical Director at Regeneron Pharmaceuticals.
  - Dr. Chapman is a graduate of the Georgetown University School of Medicine in Washington, DC.

- Park A. Dodd, MBA, CPA ; Chief Financial Officer/Treasurer
  - Senior Manager and Director of Financial Planning and Analysis of Philip Morris (20 Year Finance Career).
  - Director in Accounting and Reporting of Capital One Financial Corporation.
  - Special Advisor to the Chief Financial Officer of the United States Olympic Committee.

- Theodore Jenkins; VP, Corporate Strategy, Development, Investor Relations
  - 18 Years Wall Street, Institutional Capital Markets Professional; Alex Brown & Sons, Salomon Brothers, Credit Suisse, Oppenheimer.
  - 9 Years, US Naval Officer (Lieutenant Commander).
  - MS Business Administration, Carey School, Johns Hopkins University.



RockCreek Pharmaceuticals, Inc.

Board of Directors

Benjamin M. Dent: CEO of the Dent Consulting Group LLC and an adjunct professor with the St. Louis University graduate program in Entrepreneurial Management.

- Mr. Dent previously has served in senior financial management positions with several public and private companies, and also has served as a management consultant to Lehman Brothers Investment Management Portfolio Company;

Scott P. Sensenbrenner: President and CEO of Enzymedica, Inc., a market leader in the area of enzymes supplementation, a position he has held since 2009.

- Mr. Sensenbrenner has executive experience in the areas of nutraceutical marketing, supply chain, operations and financial management in the natural products industry. He previously has overseen sales and marketing programs in public and private companies, including in his role as Group Director, Nutrition Division with Perrigo, Inc. (NYSE: PRGO);

Thomas L. Wilson: Served as President of Southern Commerce Bank from 1988 to 2010, and chaired its board from 1988 to 2006.

- Mr. Wilson has more than thirty years of experience in the banking industry and currently heads his own firm, which provides consulting services in business planning, bank financing and private equity fundraising.

Dr. Christopher C. Chapman, MD. President

Dr. Michael Mullan, MD, Phd., Chairman and Chief Executive Officer

Risk Factors

- Challenge of intellectual property rights and/or not obtaining additional rights.
- FDA regulatory risk and oversight.
- Clinical studies do not reach desired endpoints.
- Legal challenges regarding corporate governance.
- Ongoing operating losses, access to cash, sustainable funding and growth.
- Nutritional supplement commercial uncertainty
- Inability to attract joint venture/licensing partners

Projected Milestones

1st Qtr 2015:

Phase Two
Efficacy Studies Begin

3rd/4th Qtr 2014:

Phase One
Safety, PK, etc. Healthy Volunteers

2nd Qtr 2014:

Preparation and Filing of US IND

Strategic Summary:

- IND - Filed, under FDA review
- Target disease evaluation - Under review
- Clinical site evaluation for Phase 1- Identified
- Corporate Transition - Substantially Completed

RockCreek™
Pharmaceuticals, Inc.

June 30, 2014